Exhibit 21.1

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Diageo Argentina S.A.	Argentina
Bundaberg Distilling Company Pty. Limited	Australia
Bundaberg Distilling Investments Pty Limited	Australia
Crescendo (Australia) Pty Limited	Australia
DCL (Holdings) Australia Pty Limited	Australia
Diageo Australia Limited	Australia
Diageo Austria GmbH	Austria
Seagram Spirituosen GmbH	Austria
Diageo Belgium NV	Belgium
Atalantaf Limited	Bermuda
Baguin Limited	Bermuda
Cinter International Brands Industria E Comercio Limitada	Brazil
Diageo Brasil Ltda	Brazil
Guinness (B) Sendirian Berhad	Brunei Darusalam
Diageo Bulgaria EOO	Bulgaria
Guinness Cameroun S.A.	Cameroon
Diageo Canada Holdings Inc.	Canada
Diageo Canada Inc.	Canada
Gilbey Canada Investments Limited	Canada
Guinness Canada Limited	Canada
La Brasserie Guinness Quebec Ltee	Canada
Treat Venture Holdings Limited	Canada
United Distillers Canada Inc.	Canada
Canaryplast S.A.	Canary Islands (Spain)
Compania Cervecera de Canarias, S.A.	Canary Islands (Spain)
Vidrieras Canarias, S.A.	Canary Islands (Spain)
Diageo Funding Company No. 1 Ltd	Cayman Islands
Diageo Funding Company No. 2 Ltd	Cayman Islands
Grand Metropolitan (Cayman Islands) Limited	Cayman Islands
Diageo Chile (Iquique) Limitada	Chile
Diageo Chile Limitada	Chile
Diageo Holdings Chile S.A.	Chile
Diageo (China) Limited	China
Diageo Shanghai Limited	China
Moët Hennessy Diageo (China) Co. Ltd	China
Sichuan Chengdu Quanxing Group Co. Ltd	China
Diageo Colombia S.A.	Colombia
Diageo Costa Rica S.A.	Costa Rica
HA&COM Bebidas del Mundo, SA	Costa Rica
Holcom Industrial, S.A.	Costa Rica
International Brands Developers N.V.	Curaçao

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Horizon Developments Limited	Cyprus
Diageo Czech Marketiing Services s.r.o	Czech Republic
Diageo Denmark AS	Denmark
Diageo Dominicana, S.A.	Dominican Republic
Flor de Loto, S.A.	Dominican Republic
Gist Dominicana S.A	Dominican Republic
Industria de Licores Internationales S.A	Dominican Republic
Seagram Dominicana S.A.	Dominican Republic
A.G.S. Employee Shares Nominees Limited	England
Anyslam Holdings	England
Anyslam Investments	England
Anyslam Limited	England
Arthur Guinness & Sons Limited (in liquidation)	England
Barbeques Galore (UK) Limited	England
Bodiam House Investments Limited	England
Brossard U.K. Limited	England
Buckhurst & Co (in liquidation)	England
Cellarers (Wines) Limited	England
Charles Tanqueray & Company Limited	England
DEF Investments Limited	England
Diageo (Head Office) 1996 Profit Sharing Scheme Limited	England
Diageo (IH) Limited	England
Diageo Balkans Limited	England
Diageo Corporate Officer A Limited	England
Diageo Corporate Officer B Limited	England
Diageo Eire Finance & Co.	England
Diageo Employee Shares Nominees Limited	England
Diageo Finance (Netherlands) & Co.	England
Diageo Finance (Netherlands) Investments Limited	England
Diageo Finance Amsterdam & Co.	England
Diageo Finance plc	England
Diageo Funding Company No. 3 Ltd	England
Diageo Funding Company No. 4 Ltd	England
Diageo Great Britain Limited	England
Diageo Healthcare Limited	England
Diageo Holdings Limited	England
Diageo Holland Investments Limited	England
Diageo plc	England
Diageo Share Ownership Trustees Limited	England
Diageo Spare Company No. 2 Limited	England

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Diageo Spare Company No.3 Limited	England
Diageo Sub 3 Limited	England
Diageo Sub 4 Limited	England
Diageo Sub 5 Limited	England
Diageo United Kingdom Limited	England
Diageo US Limited	England
Diageo Venture Limited	England
E.S. Beaven (Maltings) Limited (in liquidation)	England
East Walls (1997) Limited (in liquidation)	England
Express Foods Group (International) Limited	England
Express Foods Nominee Limited	England
FDL Transport Services Limited (in liquidation)	England
Fiesta Foods Limited (in liquidation)	England
Film Finance Distributors (U.K.) Limited	England
G.U.D Pension Trustee Limited	England
Gilbeys Limited	England
Grand Hotels (Mayfair) Limited	England
Grand Metropolitan Capital Company Limited	England
Grand Metropolitan Cardholders Limited	England
Grand Metropolitan Community Services Limited (in liquidation)	England
Grand Metropolitan Estate Holdings Limited (in liquidation)	England
Grand Metropolitan Estates (Developments) Limited	England
Grand Metropolitan Estates Limited	England
Grand Metropolitan Estates Property Management Services Limited (in liquidation)	England
Grand Metropolitan Holdings Limited	England
Grand Metropolitan Information Services Limited	England
Grand Metropolitan International Holdings Limited	England
Grand Metropolitan Investments Limited	England
Grand Metropolitan Public Limited Company	England
Grand Metropolitan Second Investments Limited	England
Grand Metropolitan Third Investments Limited	England
Grandmet Foods (UK) Limited	England
GrandMet Limited	England

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Guinness Brewing (UK) 1996 Profit Sharing Scheme Limited	England
Guinness Brewing Worldwide Limited	England
Guinness Enterprises Limited (in liquidation)	England
Guinness Exports Limited	England
Guinness Limited	England
Guinness Morison (International) Limited	England
Guinness Overseas Holdings Limited	England
Guinness Overseas Limited	England
Guinness Profit Sharing Nominees (1987) Limited	England
H.K.S. Properties Limited (in liquidation)	England
Häagen Dazs U.K. Limited	England
Harp Limited	England
James Buchanan & Company Limited	England
John Walker & Sons Limited	England
John Watney & Co., Limited	England
Jus-Rol Limited	England
Justerini & Brooks, Limited	England
Kaysen’s Limited	England
Kork-N-Seal Limited	England
Midas Silencers Limited (In liquidation)	England
MLC Transport Services Limited (in liquidation)	England
MPTM Productions Limited	England
Otford Estates Limited	England
Park Royal Development Company Limited	England
Parry’s Butterfull Cakes, Limited	England
Parry’s Cakes Limited	England
Pet (UK) Limited	England
Precis (1057) Limited	England
Precis (175) Limited	England
Precis (8000) Limited	England
Precis (9000) Limited	England
PSP (Sales & Distribution) Limited	England
Ruchill & Ross Limited	England
S. Reece (Liverpool) Limited	England
Seagram European Customer Services Limited (In liquidation)	England
Smartjoint Limited	England
Somerwest Limited	England
Sophia Gardens Properties Limited (In liquidation)	England

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Stadis Brewery	England
Stadis Securities Limited (In liquidation)	England
Strathleven Bonded Warehouses Limited (in liquidation)	England
Sutherlands Foods Limited (In liquidation)	England
Tanqueray Gordon & Company Limited	England
The Distillers Company (Biochemicals) Limited	England
The Guinness Group Limited	England
The Harp Lager Company Limited	England
The Interesting Drinks Co. Limited (In liquidation)	England
Totino’s Limited	England
Trafalgar Metropolitan Homes Limited	England
Treat (UK) Venture Limited	England
Troubleshooters Limited (in liquidation)	England
Tusker Limited	England
UDV (SJ) Holdings Limited	England
UDV (SJ) Limited	England
United Distillers & Vintners (HP) Limited (In liquidation)	England
United Distillers & Vintners Limited	England
United Distillers Finance Limited (In liquidation)	England
United Distillers France Limited	England
United Distillers International Limited	England
United Distillers Investments Limited	England
United Glass Holdings Limited	England
W. & A. Gilbey, Limited	England
Werneth Mould Engineering Limited (in liquidation)	England
William Hucks and Company, Limited	England
Winchester House Property Company Limited	England
Woodford & Co (in liquidation)	England
Barton & Guestier S.A.S	France
Diageo (France) S.A.S	France
Guinness France Holdings S.A.S	France
Guinness France S.A.R.L.	France
Moët Hennessy, International S.A.S	France
Moët Hennessy, SNC.	France
Sovedi France S.A.S.	France
United Distillers France S.A.	France
Vignobles Internationaux S.A.S.	France
Phenix Gabon S.A.R.L	Gabon

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Allegro GmbH & Co. KG	Germany
Allegro Verwaltungs GmbH	Germany
Aries Getrankevertrieb GmbH	Germany
Diageo Deutschland GmbH	Germany
Diageo Holding (Europe) GmbH	Germany
Guinness Ghana Breweries Limited	Ghana
Diageo Hellas S.A.	Greece
A.G.S. Insurance Company Limited	Guernsey
United Distillers (Guernsey) Limited	Guernsey
Diageo Greater China Limited	Hong Kong
Diageo Hong Kong Limited	Hong Kong
Diageo RTD Hong Kong Limited	Hong Kong
Guinness Distillers Holdings Limited	Hong Kong
Moet Hennessy Diageo Hong Kong Limited	Hong Kong
Riche Monde (China) Limited	Hong Kong
Seagram C.I. (Taiwan) Company Limited	Hong Kong
Vast Fund Limited	Hong Kong
Diageo Business Services Limited (Diageo Üzletviteli Szolgáltatások Korlátolt Felelósségü Társaság)	Hungary
Diageo Hungary Marketing Services Limited (Diageo Magyarország Marketing Szolgáltató Korlátolt Felelósségü Társaság)	Hungary
Zwack Unicum PLC	Hungary
Diageo India Private Limited	India
Diageo Radico Distilleries Pvt Limited	India
P.T. Gitaswara Indonesia	Indonesia
A.G.S. (ROI) Pension Nominees Limited	Ireland
A.G.S. Employee Shares Nominees (Ireland) Limited	Ireland
Arthur Guinness Son & Co. (Dublin) Limited	Ireland
Cherry’s Breweries Limited	Ireland
Deasy & Co. Limited	Ireland
Diageo Ireland	Ireland
Diageo Ireland Holdings	Ireland
Dublin Brewery Company Limited	Ireland
E. Smithwick & Sons Limited	Ireland
Express Foods Group Ireland Limited	Ireland
Gilbeys of Ireland (R&D) Limited	Ireland
Gilbeys of Ireland Limited	Ireland
Grand Metropolitan Irish Pension Trust Limited	Ireland
Guinness Hopstore Limited	Ireland
Guinness Storehouse Limited	Ireland

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Guinness UDV Ireland Limited	Ireland
Guinness Ventures Limited	Ireland
Harp Ireland Limited	Ireland
Irish Ale Breweries	Ireland
Irish Ale Breweries (Sales) Limited	Ireland
Irish Ale Breweries Holdings	Ireland
J J O’Darby Limited	Ireland
Lamington Company	Ireland
Macardle Moore & Company Limited	Ireland
Nangor Holdings	Ireland
Nicholas Doyle (New Ross) Limited	Ireland
Powtom 1 Limited	Ireland
Powtom 10 Limited	Ireland
Powtom 11 Limited	Ireland
Powtom 12 Limited	Ireland
Powtom 13 Limited	Ireland
Powtom 14 Limited	Ireland
1759 Property Limited	Ireland
Powtom 16 Limited	Ireland
Powtom 17 Limited	Ireland
Powtom 18 Limited	Ireland
Powtom 19 Limited	Ireland
Powtom 2 Limited	Ireland
Powtom 20 Limited	Ireland
Powtom 3 Limited	Ireland
Powtom 4 Limited	Ireland
Powtom 5 Limited	Ireland
Powtom 6 Limited	Ireland
Powtom 7 Limited	Ireland
Powtom 8 Limited	Ireland
Powtom 9 Limited	Ireland
R. & A. Bailey & Co	Ireland
Savage Smyth & Co. Limited	Ireland
Sean Byrne & Sons Limited	Ireland
St. James’s Gate Trading Company Limited	Ireland
Stalplex Limited	Ireland
The Connacht Mineral Water Co. Limited	Ireland
UBH Manufacturing Limited	Ireland
UDV Ireland Group	Ireland
UDV Ireland Group (Trustees) Limited	Ireland
UDV Operations Ireland Limited	Ireland
United Beverages Group Services Limited	Ireland
United Beverages (Properties) Limited	Ireland

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

United Beverages Holdings Limited	Ireland
United Beverages Investments Limited	Ireland
United Beverages Manufacturing Limited	Ireland
United Beverages Pension Trustees Limited	Ireland
United Beverages Sales Limited	Ireland
Diageo Investimenti & Partecipazioni 1 SpA	Italy
Diageo Italia SpA	Italy
Diageo Operations Italia SpA	Italy
Seagram Italia s.p.a.	Italy
Claredon Distillers Limited	Jamaica
D & G Wines Limited	Jamaica
Desnoes & Geddes Limited	Jamaica
Diageo Jamaica Limited	Jamaica
Foods of Ja (Exports) Limited	Jamaica
Labco Limited	Jamaica
Myers Rum Company (Jamaica) Limited	Jamaica
Seagram Export Foreign Sales Corporation Limited	Jamaica
Red Stripe Brewing Company Limited	Jamaica
Trelawny Estates Limited	Jamaica
West Indies Yeast Co. Limited	Jamaica
Windward & Leeward Brewing Co. Limited	Jamaica
Diageo Japan K.K	Japan
Diageo Kirin Company Limited	Japan
MHD-Diageo Moët Hennessy K.K	Japan
Sapporo Guinness Company Limited	Japan
Allsopp (East Africa) Sales Limited	Kenya
Central Glass Industries	Kenya
Diageo Kenya Limited	Kenya
East African Breweries International Limited	Kenya
East African Breweries Limited	Kenya
East African Maltings Limited	Kenya
Gilbeys East Africa Limited	Kenya
Harp Distributors Limited	Kenya
International Distillers Kenya Limited	Kenya
Kenya Breweries Limited	Kenya
Kenya Distillers Limited	Kenya
Kenya Liquor Distributors Limited	Kenya
Masterplan (Kenya) Limited	Kenya
Salopia Limited	Kenya
Tembo Properties Limited	Kenya
Tusker Football Club	Kenya

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

UDV Kenya Limited	Kenya
CMM UDV S.A.	La Reunion (France)
Diageo Reunion SAS	La Reunion (France)
Diageo Lebanon Holding SAL	Lebanon
Diageo Lebanon SAL	Lebanon
Guinness Liberia Inc.	Liberia
Monrovia Breweries Inc.	Liberia
Baltre S.A.	Liechtenstein
Calanans S.A.	Liechtenstein
Juncols S.A.	Liechtenstein
Sebolla S.A.	Liechtenstein
Imeurop Societe Europeenne de Participations Immobilieres S.A	Luxembourg
Moet Hennessy Diageo Macau Limited	Macau
Guinness Anchor Berhad	Malaysia
Guinness Anchor Marketing Sendirian Berhad	Malaysia
Guinness Sabah Sendirian Berhad	Malaysia
Guinness Sarawak Sendirian Berhad	Malaysia
Malayan Breweries (Malaya) Sendirian Berhad	Malaysia
Malayan Breweries Marketing Sendirian Berhad	Malaysia
Ramaha Corporation (M) Sendirian Berhad	Malaysia
Riche Monde Sdn.Bhd.	Malaysia
East African Breweries (Mauritius) Limited	Mauritius
Diageo Mexico Commercializadora S.A. De C.V.	Mexico
Diageo Mexico, S.A. de C.V.	Mexico
Don Julio Agavera SA de CV	Mexico
Servicios Agavera SA de CV	Mexico
Tequila Don Julio SA de CV	Mexico
Tequila Don Julio Servicios SA de CV	Mexico
Namibia Breweries Limited	Namibia
NBL Investment Holdings Limited	Namibia
Canbrew B.V.	Netherlands
Diageo Atlantic B.V.	Netherlands
Diageo Brands B.V.	Netherlands
Diageo Brands Holdings B.V.	Netherlands
Diageo Capital B.V.	Netherlands
Global Farming Initiative B.V	Netherlands
Diageo Company No II BV	Netherlands
Diageo Finance B.V.	Netherlands
Diageo Heineken Namibia B.V.	Netherlands
Diageo Highland B.V.	Netherlands
Diageo Highlands Holding B.V.	Netherlands

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Diageo Holdings Netherlands B.V.	Netherlands
Diageo International B.V.	Netherlands
Diageo Investment Holdings B.V.	Netherlands
Diageo Moët Hennessy B.V.	Netherlands
Diageo Nederland B.V.	Netherlands
Diageo Overseas B.V.	Netherlands
Diageo Premier Holdings B.V.	Netherlands
Diageo Russia B.V.	Netherlands
Don Julio B.V.	Netherlands
Ketel One Worldwide B.V.	Netherlands
Piat Pere et Fils B.V.	Netherlands
Selviac Nederland B.V.	Netherlands
United Distillers & Vintners (SJ) B.V.	Netherlands
Ursus International Marketing B.V.	Netherlands
Ursus Vodka Company N.V.	Netherlands
Ursus Vodka Holding N.V.	Netherlands
Wed. A. P. Boonekamp B.V.	Netherlands
Diageo New Zealand Limited	New Zealand
Gilbeys New Zealand Limited	New Zealand
Guinness Nigeria PLC	Nigeria
Diageo Brands Nigeria Ltd	Nigeria
Croft Inns Limited	Northern Ireland
Diageo Global Supply IBC Limited	Northern Ireland
Diageo Global Supply NI Logistics Limited	Northern Ireland
Diageo Northern Ireland Limited	Northern Ireland
The Old Bushmills Distillery Company Limited	Northern Ireland
S. & B. Production Limited	Northern Ireland
Diageo Norway AS	Norway
Diageo Taiwan Inc.	Panama
Diageo Paraguay SRL	Paraguay
Diageo del Peru S.A.	Peru
Diageo Peru S.A.	Peru
Diageo Export SR	Philippines
Diageo Philippines Free Port, Inc.	Philippines
Diageo Philippines, Inc.	Philippines
ULM Holdings, Inc.	Philippines
United Distillers & Vintners Philippines, Inc.	Philippines
Diageo Polska Sp. z.o.o.	Poland
Diageo Portugal - Distribuidora de Bebidas, Limitada	Portugal
Selviac Portugal (S.G.P.S.)	Portugal
Diageo Puerto Rico, Inc	Puerto Rico
D Distribution Z.A.O.	Russia
Diageo Brands Distributors O.O.O.	Russia
IDV Selviac ZAO	Russia

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

International Brands Distributors O.O.O	Russia
OOO Society for the Renaissance of Traditions of P.A. Smirnov	Russia
Ratafiya Z.A.O.	Russia
Carillon U.K. Limited	Scotland
Diageo Capital plc	Scotland
Diageo Distilling Limited	Scotland
Diageo Scotland Limited	Scotland
Diageo Venture Holdings Limited	Scotland
Flexigage Limited	Scotland
Glen Spey Limited	Scotland
Gleneagles Hotels Limited	Scotland
Gleneagles Resort Developments Limited	Scotland
J & B Scotland Limited	Scotland
John Haig & Company Limited	Scotland
Lothian Distillers Limited	Scotland
North British Distillery Company Limited	Scotland
R. G. Abercrombie & Company Limited (in liquidation)	Scotland
Scotia Exports Limited (in liquidation)	Scotland
Scottish Grain Distillers Limited (in liquidation)	Scotland
Scottish Malt Distillers Limited	Scotland
The Scotch Whisky Heritage Centre Limited	Scotland
United Distillers Blending & Bottling Limited (in liquidation)	Scotland
United Distillers Property Company Limited (in liquidation)	Scotland
United Distillers UK PLC	Scotland
White Horse Distillers Limited (in liquidation)	Scotland
William Sanderson & Son Limited	Scotland
Zepf Technologies UK Limited	Scotland
Sey Spirit Limited	Seychelles
Seychelles Breweries Limited	Seychelles
Sierra Leone Brewery Limited	Sierra Leone
Diageo Singapore Pte Ltd	Singapore
Diageo Singapore Supply Pte	Singapore
GAPL Pte Limited	Singapore
Guinness Singapore Pte Limited	Singapore
Moët Hennessy Diageo Singapore Limited	Singapore
Seagram Slovakia s.r.o. (In liquidation)	Slovakia
Brandhouse Beverages (Pty) Limited	South Africa
DHN Drinks (Pty) Limited	South Africa

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Diageo South Africa (Pty) Limited	South Africa
Guinness South Africa (Pty) Limited (in liquidation)	South Africa
Namibia Breweries South Africa Pty Limited	South Africa
Sedibeng Brewery (Pty) Limited	South Africa
Smugglers Wholesale Liquor Store (Springs) (Pty) Limited (in liquidation)	South Africa
U.D. Imports (Proprietary) Limited	South Africa
United Distillers Southern Africa (Proprietary) Limited	South Africa
Diageo Korea Company Limited	South Korea
Guinness UDV Korea Limited	South Korea
Diageo España S.A.	Spain
DPR Treat Venture Spain, S.A.	Spain
Selviac International Spain S.L.	Spain
Diageo Sweden AB	Sweden
Udiam Holdings AB	Sweden
Diageo Suisse S.A.	Switzerland
Tanzania Distillers Limited	Tanzania
Tanzania Breweries Limited	Tanzania
Seagram CI (Taiwan) Company Limited	Taiwan
Diageo Moet Hennessy (Thailand) Limited	Thailand
Diageo (Caribbean) Limited	Trinidad & Tobago
Diageo Dagitim Satis Ve Pazalarma AS	Turkey
Seagram Anadolu Dis Tic Ltd Sti	Turkey
East African Malting (Uganda) Limited	Uganda
International Distillers Uganda Limited	Uganda
Uganda Breweries Limited	Uganda
Seagram Ukraine Limited	Ukraine
Diageo Uruguay S.A.	Uruguay
Seagram del Uruguay S.A.	Uruguay
Diageo USVI Inc	US Virgin Islands
Ballroom Acquisition, Inc	USA
Diageo Americas Supply, Inc	USA
Diageo Americas, Inc	USA
Diageo Investment Corporation	USA
Diageo Latin America and Caribbean LLC	USA
Diageo North America Foundation Inc.	USA
Diageo North America, Inc.	USA
Edna Valley Brand Name, LLC	USA
Edna Valley Vineyard	USA
London Group LLC	USA

List of Subsidiaries of Diageo plc

Company name	Jurisdiction

Stirrings, LLC	USA
SVL Inc	USA
Treat Venture LLC	USA
California Simulcast, Inc.	USA/California
Diageo - Guinness USA, Inc	USA/Delaware
Diageo Chateau & Estate Wine Company	USA/Delaware
Diageo, Inc.	USA/Delaware
The Pierre Smirnoff Company Limited	USA/Delaware
Diageo Venezuela C.A.	Venezuela
Industrias Pampero, C.A.	Venezuela
Diageo Indochina Limited	Vietnam
Vietnam Spirits & Wines Limited	Vietnam
International Distillers - Zimbabwe (Private) Limited	Zimbabwe

List of Subsidiaries of Diageo Capital plc

None.